UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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CytoDyn Inc.

(Name of Registrant as Specified in Its Charter)

PAUL A. ROSENBAUM
JEFFREY PAUL BEATY
ARTHUR L. WILMES
THOMAS J. ERRICO, M.D.

BRUCE PATTERSON, M.D.

PETER STAATS, M.D.

MELISSA YEAGER

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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The participants named herein (collectively, “the Participants”), intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of director nominees at the 2021 annual meeting of stockholders of CytoDyn Inc., a Delaware corporation (the “Company”).

Item 1. On July 7, 2021, the Participants sent the following e-mail to certain stockholders of the Company.

Dear Subscriber,

Thank you for registering with Advancing Leronlimab. We appreciate your interest in our campaign.

Our goal is to be as transparent as possible with stockholders and to that end we will share important information and developments with you as they become available. This will include proxy materials that will be filed with the US Securities and Exchange Commission (SEC) and distributed to investors prior to the CYDY annual meeting.

Your support is greatly appreciated and we look forward to working with you to advance our mission to secure FDA approval for Leronlimab.

Sincerely,

The Advancing Leronlimab Team

NOTE: WE STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS LLC, BY CALLING (844) 202-7428.

AdvancingLL.com

Item 2. Also on July 7, 2021, the Participants posted the following materials to their website, www.advancingll.com:

Reproduced with permission from 13D Monitor (www.13dmonitor.com). Originally published on July 6, 2021:

13D Monitor Item 4 Summary: On June 30, 2021, the Rosenbaum Group nominated the following five directors for election to the Company's Board at the 2021 Annual Meeting: (i) Thomas Errico, MD, Associate Director of Pediatric Orthopedic and Neurosurgical Spine at Nicklaus Children's Hospital Center for Spinal Disorders and FDA consultant; (ii) Bruce Patterson, MD, who currently serves as Founder and Chief Executive Officer of IncellDx, a leading biotechnology molecular diagnostics company; (iii) Paul A. Rosenbaum, the Co-Founder and Chief Executive Officer of SWR Corporation, which designs, sells, and markets specialty industrial chemicals; (iv) Peter Staats, MD, who currently serves as Chief Medical Officer of electroCore; Chief Medical Officer of the National Spine and Pain Centers, the largest pain practice in the US; and President of the World Institute of Pain; and (v) Melissa A. Yaeger, JD, who currently serves as Principal for Regulatory Consulting Group, a regulatory affairs and compliance consultant for development-stage biopharmaceutical companies.

13D Monitor Commentary: This is a unique filing that further indicates the mainstream acceptance of shareholder activism - 28 retail investors forming a group (the "Group") to reconstitute a company's board. However, one of these individuals who is leading the group actually has experience in shareholder activism. Paul Rosenbaum is the CEO and Chairman of SWR Corporation, a specialty chemical business, but had previously run a very successful proxy fight - leading a group that won a full slate of directors at Rentrak Corporation in September of 2000. The Company markets Leronlimab - a monoclonal antibody therapy for HIV that has potential for multiple other therapeutic indications including various forms of cancer and COVID-19. The Group believes Leronlimab is an extraordinary drug and states that CYDY's growth hinges on the immediate success of Leronlimab. If the Company is successful in receiving US Food and Drug Administration (FDA) approval for Leronlimab, the Group believes many lives will be saved, and tremendous value will be created for the Company's stockholders. However, they feel that management and the Company's Board have mishandled their stewardship of Leronlimab resulting in sizeable losses despite the tremendous potential of Leronlimab. The Group believes that this has led to a poor and unsalvageable relationship between CYDY and the FDA and that CYDY needs leadership that can obtain regulatory approval for the drug in an expedient fashion. Accordingly, the Group believes the Company needs to restore its credibility with the FDA by reconstituting the board and replacing senior management. The Group's nominees will provide fresh perspective, have relevant experience in the fields of medicine, regulatory oversight and corporate finance, and include candidates with strong working relationships with the FDA who have significant experience navigating the FDA's regulatory landscape. This is not a short-term, opportunistic shareholder using activism to bump the stock price, but a Group who has been patient shareholders for seven years and is only resorting to activism after years of being ignored by management. Often fights like this come down to the power of the argument, and the Group has a strong argument. Furthermore, Rosenbaum has shown he will take a proxy fight to the limit. He should have a good chance of success here and will likely find other allies amongst the shareholder base - at last year's Annual Meeting each director up for election received at least 13.8% of withhold shares, 41.8% of shares were voted against the Company's Amended and Restated 2012 Equity Incentive Plan and 42.5% of shares were voted against Executive Compensation.

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©2021 AdvancingLL.com

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants named herein (collectively, the “Participants”), intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2021 annual meeting of stockholders of CytoDyn Inc., a Delaware corporation (the “Company”).

THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, BY CALLING (844) 202-7428.

The participants in the proxy solicitation are anticipated to be Paul A. Rosenbaum (“Mr. Rosenbaum”), Jeffrey Paul Beaty (“Mr. Beaty”), Arthur L. Wilmes (“Mr. Wilmes”), Thomas J. Errico, M.D. (“Dr. Errico”), Bruce Patterson, M.D. (“Dr. Patterson”) and Melissa Yeager (“Ms. Yeager”). As of the date hereof, Mr. Rosenbaum beneficially owns directly 1,300,000 shares of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”). As of the date hereof, Mr. Beaty directly owns 888,888 shares of Common Stock. As of the date hereof, Mr. Wilmes directly owns 90,000 shares of Common Stock. As of the date hereof, Dr. Errico directly owns 2,508,705 shares of Common Stock. As of the date hereof, Dr. Patterson directly beneficially owns 569,242 shares of Common Stock. As of the date hereof, Dr. Staats directly beneficially owns 700,000 shares of Common Stock. As of the date hereof, Ms. Yeager does not beneficially owns any shares of Common Stock.